FIRST AMENDMENT TO AGREEMENT

      THIS FIRST AMENDMENT TO AGREEMENT (the "First Amendment") is made and entered into as of this the 15th day of March, 2000 by and among LinksXpress.com, Inc., a Colorado corporation ("LinksXpress"), and JVWeb, Inc., a Delaware corporation ("JVWeb").

                                                      Recitals

         WHEREAS, the parties to this First Amendment entered into an Agreement (the "Agreement") dated September 17, 1999 regarding the issuance of certain shares of stock in LinksXpress, the issuance of certain shares of stock in JVWeb, the grant of options in favor of JVWeb to purchase a certain number of shares of stock in LinksXpress, the grant of options in favor of LinksXpress to purchase a certain number of shares of stock in JVWeb, the registration with the United States Securities and Exchange Commission of certain securities in LinksXpress owned by JVWeb, the declaration by JVWeb of an in-kind dividend to its stockholders of the securities so registered, and various additional matters; and

         WHEREAS, all of the parties named above desire to amend the Agreement upon the terms, provisions and conditions set forth hereinafter;

                                                      Agreement

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the undersigned parties to amend the Agreement, the undersigned parties agree as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement):

         1.       Amendments to the Agreement.

         (a) The Agreement is hereby amended so that Section 4 shall now read in its entirety as follows:

                  "4.      Securities Registration.

                           By  November  15,  2000,  the  Company  shall  file a
                  registration statement to register with the Commission (a) the Dividend, which shall consist of 250,000 of the shares of Common Stock and 500,000 of the First Tier Warrants issued and sold to JVWeb, Inc. pursuant hereto and (b) the other 250,000 shares of Common Stock and the other 500,000 First Tier Warrants issued and sold to JVWeb, Inc. pursuant hereto. In connection with the execution of this Agreement (as amendment by the First Amendment), JVWeb entered into a lock-up agreement, a copy of which is attached hereto as Exhibit A, regarding the shares of Common Stock registered pursuant to clause (b) immediately preceding, and a warrant option agreement, a copy of which is attached hereto as Exhibit B, regarding the First Tier Warrants registered pursuant to clause (b) immediately preceding. In the event of any registration pursuant to this Section 4, the Company shall use its best efforts to qualify such shares of Common Stock and First Tier Warrants under the securities laws for each state for which an exemption is not available and qualification is required, unless the cost and expense of such qualification outweighs the benefit of qualification. In connection with any registration undertaken pursuant to this Section 4, JVWeb, Inc. shall use reasonable efforts to cooperate with the Company and will furnish to the Company in writing such information, as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws pertaining to disclosure and otherwise, with respect to the Dividend. JVWeb shall advance on behalf of the Company registration expenses for legal fees, accounting fees, filing fees and printing charges in connection with any registration undertaken pursuant to this Section 5 up to $35,000 and corporate updating expenses for legal fees up to $2,000. The Company shall be obligated to repay to JVWeb all amounts advanced pursuant to the preceding sentence once this Agreement has been terminated pursuant to Section 9 below or once more than 50% of the Class A Warrants have been exercised, whichever occurs first.

         (b)      The  Agreement  is hereby  amended so that the first clause of
                  Section 9, which reads "If the registration statement under which shares of Common Stock are registered pursuant to
                  Section 5 is not declared effective within six months after the date of this Agreement through no breach of this Agreement by the Company" shall now read in its entirety as follows:

                  "If the registration statement under which shares of Common Stock are registered pursuant to Section 5 is not declared effective by Feb. 15, 2001 through no breach of this Agreement by the Company"

         2. Acknowledgement. The undersigned parties hereby acknowledge that, notwithstanding anything contained in the Agreement, the actual exchange of stock certificates and thus the official closing of the stock exchange provided for in the Agreement occurred on March 15, 2000, and each of the parties acquired on the foregoing date beneficial ownership in the other party's securities issuable pursuant to the Agreement.

         3. Miscellaneous. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment. This First Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

LINKSXPRESS.COM, INC.                       JVWEB, INC.


By:    /s/ Ian Scott-Moncrieff                       By:    /s/ Greg J. Micek
   -------------------------------                      ------------------------
   Ian Scott-Moncrieff,                                     Greg J. Micek,
         President                                            President